                                                               Exhibit 10.32

                                                              [EXECUTION COPY]


                       SIXTH AMENDMENT TO CREDIT AGREEMENT

         THIS SIXTH AMENDMENT, dated as of June 26, 1998 (this "Amendment"), to the Credit Agreement referred to below is among AAF-McQUAY INC. (formerly known as SnyderGeneral Corporation), a Delaware corporation (the "U.S. Borrower") and the Lenders parties hereto.

                              W I T N E S S E T H:

         WHEREAS, the U.S. Borrower, certain financial institutions from time to time parties thereto (the "Lenders"), The Bank of Nova Scotia ("Scotiabank") and Bank Bumiputra Malaysia Berhad, New York Branch as the managing agents (collectively referred to as the "Managing Agents") for the Lenders, and Scotiabank as the administrative agent (the "Administrative Agent") for the Lenders have entered into the Credit Agreement, dated as of July 21, 1994 (as amended or otherwise modified prior to the date hereof, the "Existing Credit Agreement");

         WHEREAS, the U.S. Borrower has requested the Lenders to amend the Existing Credit Agreement in certain respects as set forth below; and

         WHEREAS, the Lenders are willing, on and subject to the terms and conditions set forth below, to amend the Existing Credit Agreement as provided below (the Existing Credit Agreement, as amended pursuant to the terms of this Amendment, being referred to as the "Credit Agreement");

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the U.S. Borrower and the Lenders hereby agree as follows.


                                     PART I

                                   DEFINITIONS

         SUBPART 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Amendment" is defined in the preamble.

         "Credit Agreement" is defined in the third recital.

         "Existing Credit Agreement" is defined in the first recital.

         "Sixth Amendment Effective Date" is defined in Subpart 3.1.

         SUBPART 1.2. Other Definitions. Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.


                                     PART II

                                AMENDMENTS TO THE
                            EXISTING CREDIT AGREEMENT

         Effective on June 26, 1998 (subject to the terms of Part III), the Existing Credit Agreement is hereby amended in accordance with this Part II, and except as so amended or modified by this Amendment, the Existing Credit Agreement shall continue in full force and effect in accordance with its terms.

         SUBPART 2.1. Amendments to Article I. Article I of the Existing Credit Agreement is hereby amended in accordance with Subparts 2.1.1 and 2.1.2.

         SUBPART 2.1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions in such Section in the appropriate alphabetical order:

                  "Sixth Amendment" means the Sixth Amendment to this Agreement, dated as of June 26, 1998, among the U.S. Borrower and the Lenders parties thereto.

                  "Sixth Amendment Effective Date" is defined in Subpart 3.1 of the Sixth Amendment.

         SUBPART 2.1.2. Section 1.1 of the Existing Credit Agreement is hereby further amended as follows:

                  (i) the definition of "Excluded Charges" contained in Section
         1.1 is hereby amended by deleting the word "and" at the end of clause
         (b), re-lettering clause (c) as clause (d), and adding a new clause
         (c), to read as follows:

                           "(c) for the fourth Fiscal Quarter of the Fiscal Year
                  ending 1998, non-recurring costs and expenses incurred in connection with the proposed sale of the environmental products division of the U.S. Borrower ("EP") and the restructuring of EP operations in an aggregate amount not to exceed $8,300,000 (approximately $3,800,000 in cash and approximately $4,500,000 in non-cash charges); and"

                  (ii) clause (b)(iii) of the definition of "Fixed Charge Coverage Ratio" is hereby amended in its entirety to read as follows:

                           "(iii) Base Capital Expenditures (other than Computer
                  Capital Expenditures, in an amount not to exceed (a) $10,000,000 during the Fiscal Year ending June 27, 1998 and
                  (b) $10,000,000 during the fiscal Year ending July 3, 1999);"

                  (iii) clause (i) of the proviso contained in the definition of "Net Disposition Proceeds" is hereby amended in its entirety to read as follows:

                           "(i) at the election of the U.S. Borrower pursuant to clause (d) of Section 7.2.11, there may be excluded from Net Disposition Proceeds up to $1,000,000 of proceeds from Permitted Dispositions (whether in the form of cash or non-cash consideration) received in each Fiscal Year (other than Fiscal Year 1996)"

                  (iv) the definition of "Net Worth" is hereby amended by adding the following language to the end of such definition:

                  "; provided, further that notwithstanding the foregoing or any other term of this Agreement to the contrary, Net Worth shall not be decreased from gains realized from the sale of the Barry Blower product line in October, 1997 (in an amount not to exceed $6,700,000) "

                  (v) clause (b)(iii) of the definition of "Unconsolidated Fixed Charge Coverage Ratio" is hereby amended in its entirety to read as follows:

                           "(iii) Capital Expenditures of the U.S. Borrower and
                  its U.S. Subsidiaries (exclusive of (A) Capital Expenditures made by Foreign Subsidiaries and (B) Computer Capital Expenditures in an amount not to exceed (a) $10,000,000 during the Fiscal Year ending June 27, 1998 and (b) $10,000,000 during the fiscal Year ending July 3, 1999);"

                  (vi) the definition of "Letter of Credit Commitment Amount" is hereby amended in its entirety to read as follows:

                           "Letter of Credit Commitment Amount" means, on any
                  date on or after the Sixth Amendment Effective Date, a maximum Dollar Equivalent of $25,000,000, as such amount may be permanently reduced from time to time pursuant to Section 2.2.

         SUBPART 2.2. Amendments to Section 7.2.4. The chart contained in clause
(a) ("Net Worth") of Section 7.2.4 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:


                                               Minimum
               Period                         Net Worth
               ------                         ---------
03/29/96 through (and
including) 06/28/96                          $175,000,000

06/29/96 through (and
including) 06/26/98                          $185,000,000

06/27/98 through (and
including) 07/02/99                          $200,000,000

07/03/99 through (and
including) 07/01/00                          $215,000,000

07/02/00 and thereafter                     $250,000,000.

Furthermore, clause (b) ("Leverage Ratio") and clause (d) ("Interest Coverage Ratio") of Section 7.2.4 of the Existing Credit Agreement is hereby amended for the Fiscal Quarters ending in September and December, 1998 and March and June, 1999 as set forth below:

                                 LEVERAGE RATIO.
                                 --------------



                                                                   Maximum Leverage
                  Period                                                Ratio
                  ------                                              -----------
                 10/03/98                                              4.40:1.0
                 01/02/99                                              4.00:1.0
                 04/03/99                                              3.75:1.0
                 07/03/99                                              3.50:1.0

                            INTEREST COVERAGE RATIO.
                            -----------------------

                                                                       Interest
                                                                       Coverage
                    Period                                               Ratio
                    ------                                             ---------
                   10/03/98                                            2.50:1.0

             01/02/99 through (and
              including) 07/03/99                                      2.75:1.0

         SUBPART 2.3. Amendment to Section 7.2.11. Section 7.2.11 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                  "(d) such sale, transfer, lease, contribution or conveyance of assets (other than capital stock of the U.S. Borrower or any Subsidiary thereof) is in a maximum amount not to exceed $5,000,000 (a "Permitted Disposition") in any Fiscal Year; provided, that the sum of the aggregate amount of cash consideration that has not been applied to prepay Loans in accordance with clause (e) of Section 3.1.1 plus the aggregate amount of non-cash consideration from such Permitted Dispositions shall not exceed $1,000,000 in any Fiscal Year; or"

                                    PART III

                           CONDITIONS TO EFFECTIVENESS

         SUBPART 3.1. Sixth Amendment Effective Date. This Amendment, and the amendments and modifications contained herein, shall be and become effective on the June 26, 1998 (the "Sixth Amendment Effective Date") when each of the conditions set forth in this Part shall have been fulfilled to the satisfaction of the Administrative Agent.

         SUBPART 3.1.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the U.S. Borrower and the Required Lenders.

         SUBPART 3.1.2. Affirmation and Consent. The Administrative Agent shall have received, with counterparts for each Lender, a duly executed copy of an Affirmation and Consent to this Amendment, dated as of the date hereof, in form and substance satisfactory to the Administrative Agent, duly executed and delivered by each of the Obligors other than the Borrower.

         SUBPART 3.1.3. Legal Details, Etc. All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and its counsel. The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Administrative Agent and its counsel.

                                     PART IV

                         MISCELLANEOUS; REPRESENTATIONS

         SUBPART 4.1. Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified or otherwise required by the context, to such Part or Subpart of this Amendment.

         SUBPART 4.2. Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement.

         SUBPART 4.3. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the other Loan Documents shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of the U.S. Borrower or any other Obligor which would require the consent of the Lenders under the Existing Credit Agreement or any of the other Loan Documents.

         SUBPART 4.4. Payment of Fees and Expenses. The U.S. Borrower hereby agrees to pay and reimburse the Administrative Agent for all of its reasonable fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and related documents, including all reasonable fees and disbursements of counsel to the Administrative Agent.

         SUBPART 4.5. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SUBPART 4.6. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SUBPART 4.7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE
STATE OF NEW YORK.

         SUBPART 4.8. Compliance with Warranties, No Default, etc. After giving effect to the occurrence of the Sixth Amendment Effective Date and the amendments to the Existing Credit

Agreement set forth above, the U.S. Borrower represents and warrants to the Agents and the Lenders that the statements set forth in Section 5.2.1 of the Existing Credit Agreement are true and correct.

         SUBPART 4.9. Additional General Representations. In order to induce the Lenders and the Agents to enter into this Amendment, the U.S. Borrower hereby additionally represents and warrants as follows:

                  (a) the execution and delivery of this Amendment and the performance by the U.S. Borrower, each of its Subsidiaries and each other Obligor of each of their respective obligations hereunder, under each other Loan Document and under the Existing Credit Agreement as amended hereby, are within such Person's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not
         (i) contravene such Person's Organic Documents, (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting such Person or (iii) result in, or require the creation or imposition of, any Lien on any of such Person's properties (other than pursuant to a Loan Document); and

                  (b) this Amendment, each other Loan Document and the Existing Credit Agreement as amended hereby are the legal, valid and binding obligations of the U.S. Borrower, each of its Subsidiaries and each other Obligor enforceable in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by principles of equity).

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.


                                             AAF-McQUAY INC.


                                             By /s/ Andrew R. Morrison
                                                ---------------------------
                                                    Andrew R. Morrison
                                             Title: Corporate Secretary & CFO


                                             THE BANK OF NOVA SCOTIA


                                             By
                                               --------------------------------
                                              Title:


                                             BANK BUMIPUTRA MALAYSIA BERHAD,
                                               NEW YORK BRANCH


                                             By
                                               --------------------------------
                                              Title:


                                             BANK OF AMERICA NATIONAL TRUST AND
                                               SAVINGS ASSOCIATION


                                             By
                                               --------------------------------
                                              Title:


                                             CITICORP USA, INC.


                                             By
                                               --------------------------------
                                              Title:

                                             THE LONG-TERM CREDIT BANK OF JAPAN,
                                               LIMITED NEW YORK BRANCH


                                             By
                                               --------------------------------
                                              Title:


                                             SOCIETE GENERALE, SOUTHWEST AGENCY


                                             By
                                               --------------------------------
                                              Title:


                                             COMERICA BANK


                                             By
                                               --------------------------------
                                              Title:


                                             RESTRUCTURED OBLIGATIONS BACKED BY
                                               SENIOR ASSETS B.V.

                                             By:  Chancellor Senior Secured
                                                    Management, Inc., as
                                                    Portfolio Advisor


                                             By
                                               --------------------------------
                                              Title:


                                             CRESCENT/MACH I PARTNERS, L.P.

                                             By:  TCW Asset Management Company,
                                                    its Investment Manager


                                             By
                                               --------------------------------
                                              Title:

                                             CERES FINANCE LTD.


                                             By
                                               --------------------------------
                                              Title:


                                             STRATA FUNDING LTD.


                                             By
                                               --------------------------------
                                              Title:

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.


                                             AAF-McQUAY INC.


                                             By
                                                ---------------------------
                                              Title:


                                             THE BANK OF NOVA SCOTIA


                                             By /s/ J. Alan Edwards
                                               --------------------------------
                                                    J. Alan Edwards
                                              Title: Authorized Signatory


                                             BANK BUMIPUTRA MALAYSIA BERHAD,
                                               NEW YORK BRANCH


                                             By
                                               --------------------------------
                                              Title:


                                             BANK OF AMERICA NATIONAL TRUST AND
                                               SAVINGS ASSOCIATION


                                             By
                                               --------------------------------
                                              Title:


                                             CITICORP USA, INC.


                                             By
                                               --------------------------------
                                              Title:

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.


                                             AAF-McQUAY INC.


                                             By
                                                ---------------------------
                                              Title:


                                             THE BANK OF NOVA SCOTIA


                                             By
                                               --------------------------------
                                              Title:


                                             BANK BUMIPUTRA MALAYSIA BERHAD,
                                               NEW YORK BRANCH


                                             By
                                               --------------------------------
                                              Title:


                                             BANK OF AMERICA NATIONAL TRUST AND
                                               SAVINGS ASSOCIATION


                                             By /s/ Timothy C. Hunt
                                               --------------------------------
                                                    Timothy C. Hunt
                                              Title: Vice President


                                             CITICORP USA, INC.


                                             By
                                               --------------------------------
                                              Title:

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.


                                             AAF-McQUAY INC.


                                             By
                                                ---------------------------
                                              Title:


                                             THE BANK OF NOVA SCOTIA


                                             By
                                               --------------------------------
                                              Title:


                                             BANK BUMIPUTRA MALAYSIA BERHAD,
                                               NEW YORK BRANCH


                                             By /s/ Abdul Kader Mahmud
                                               --------------------------------
                                                     Abdul Kader Mahmud
                                              Title: General Manager


                                             BANK OF AMERICA NATIONAL TRUST AND
                                               SAVINGS ASSOCIATION


                                             By
                                               --------------------------------
                                              Title:


                                             CITICORP USA, INC.


                                             By
                                               --------------------------------
                                              Title:

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.


                                             AAF-McQUAY INC.


                                             By
                                                ---------------------------
                                              Title:


                                             THE BANK OF NOVA SCOTIA


                                             By
                                               --------------------------------
                                              Title:


                                             BANK BUMIPUTRA MALAYSIA BERHAD,
                                               NEW YORK BRANCH


                                             By
                                               --------------------------------
                                              Title:


                                             BANK OF AMERICA NATIONAL TRUST AND
                                               SAVINGS ASSOCIATION


                                             By
                                               --------------------------------
                                              Title:


                                             CITICORP USA, INC.


                                             By /s/ Kirk P. Timm
                                               --------------------------------
                                                    Kirk P. Timm
                                              Title: Vice President

                                             THE LONG-TERM CREDIT BANK OF JAPAN,
                                               LIMITED NEW YORK BRANCH


                                             By
                                               --------------------------------
                                              Title:


                                             SOCIETE GENERALE, NEW YORK BRANCH


                                             By
                                               --------------------------------
                                              Title:


                                             KZH CRESCENT-2 LLC


                                             By
                                               --------------------------------
                                              Title:


                                             RESTRUCTURED OBLIGATIONS BACKED BY
                                               SENIOR ASSETS B.V.

                                             By:  Chancellor Senior Secured
                                                    Management, Inc., as
                                                    Portfolio Advisor


                                             By
                                               --------------------------------
                                              Title:


                                             CRESCENT/MACH I PARTNERS, L.P.

                                             By:  TCW Asset Management Company,
                                                    its Investment Manager


                                             By
                                               --------------------------------
                                              Title:

                                             THE LONG-TERM CREDIT BANK OF JAPAN,
                                               LIMITED NEW YORK BRANCH


                                             By
                                               --------------------------------
                                              Title: Deputy General Manager


                                             SOCIETE GENERALE, SOUTHWEST AGENCY


                                             By
                                               --------------------------------
                                              Title:


                                             COMERICA BANK


                                             By
                                               --------------------------------
                                              Title:


                                             RESTRUCTURED OBLIGATIONS BACKED BY
                                               SENIOR ASSETS B.V.

                                             By:  Chancellor Senior Secured
                                                    Management, Inc., as
                                                    Portfolio Advisor


                                             By
                                               --------------------------------
                                              Title:


                                             CRESCENT/MACH I PARTNERS, L.P.

                                             By:  TCW Asset Management Company,
                                                    its Investment Manager


                                             By
                                               --------------------------------
                                              Title:

                                             THE LONG-TERM CREDIT BANK OF JAPAN,
                                               LIMITED NEW YORK BRANCH


                                             By
                                               --------------------------------
                                              Title:


                                             SOCIETE GENERALE, SOUTHWEST AGENCY


                                             By
                                               --------------------------------
                                              Title:


                                             KZH CRESCENT-2 LLC


                                             By /s/ Virginia Conway
                                               --------------------------------
                                                     Virginia Conway
                                              Title: Authorized Agent


                                             RESTRUCTURED OBLIGATIONS BACKED BY
                                               SENIOR ASSETS B.V.

                                             By:  Chancellor Senior Secured
                                                    Management, Inc., as
                                                    Portfolio Advisor


                                             By
                                               --------------------------------
                                              Title:


                                             CRESCENT/MACH I PARTNERS, L.P.

                                             By:  TCW Asset Management Company,
                                                    its Investment Manager


                                             By
                                               --------------------------------
                                              Title:

                                             THE LONG-TERM CREDIT BANK OF JAPAN,
                                               LIMITED NEW YORK BRANCH


                                             By
                                               --------------------------------
                                              Title:


                                             SOCIETE GENERALE, NEW YORK BRANCH


                                             By
                                               --------------------------------
                                              Title:


                                             KZH CRESCENT-2 LLC


                                             By
                                               --------------------------------
                                              Title:


                                             TORONTO DOMINIO (TEXAS), INC.


                                             By
                                               --------------------------------
                                              Title:


                                             CRESCENT/MACH I PARTNERS, L.P.

                                             By:  TCW Asset Management Company,
                                                    its Investment Manager


                                             By /s/ Justin L. Driscoll
                                               --------------------------------
                                                    Justin L. Dirscoll
                                              Title: Senior Vice President

                                             CERES FINANCE LTD.


                                             By /s/ David Egglishaw
                                               --------------------------------
                                                    David Egglishaw
                                              Title: Director


                                             STRATA FUNDING LTD.


                                             By /s/ David Egglishaw
                                               --------------------------------
                                                    David Egglishaw
                                              Title: Director

                                             THE LONG-TERM CREDIT BANK OF JAPAN,
                                               LIMITED NEW YORK BRANCH


                                             By
                                               --------------------------------
                                              Title:


                                             SOCIETE GENERALE, NEW YORK BRANCH


                                             By
                                               --------------------------------
                                              Title:


                                             KZH CRESCENT-2 LLC


                                             By
                                               --------------------------------
                                              Title:


                                             TORONTO DOMINIO (TEXAS), INC.


                                             By /s/ David G. Parker
                                               --------------------------------
                                                    David G. Parker
                                              Title: Vice President


                                             CRESCENT/MACH I PARTNERS, L.P.

                                             By:  TCW Asset Management Company,
                                                    its Investment Manager


                                             By
                                               --------------------------------
                                              Title:

                                AAF- McQuay, Inc.
                           Subsidiaries and Affiliates

AMG Holdings B.V.                                            Netherlands
AMG Holdings N.V.                                            Netherlands
AAF-McQuay Group Inc.                                       Delaware, USA
AAF-McQuay Inc.                                             Delaware, USA
AAF-McQuay Holdings Inc.                                      Texas, USA
AAF-McQuay International Inc.                               Delaware, USA
McQuay Perfex Export Co.                                    Minnesota, USA
AAF-McQuay Canada Inc.                                          Canada
AAF-McQuay Export Inc.                                         Barbados
J & E Hall Limited                                          United Kingdom
Coulstock & Place Engineering Co. Ltd.                      United Kingdom
Balmsound Limited                                           United Kingdom
McQuay-TPC Corp.                                            Delaware, USA
TriState HVAC Equipment, LLP                              Pennsylvania, USA
American Air Filter Company, Inc.                           Delaware, USA
AAF McQuay UK Limited                                       United Kingdom
AAF-Limited                                                 United Kingdom
McQuay (UK) Limited                                         United Kingdom
Air Filters Limited                                         United Kingdom
McQuay Italia S.p.A.                                            Italy
AAF Luftreinigungssysteme Gessellschaft m.b.H.                 Austria
American Air Filter Brasil Ltda.                                Brazil
AAF Mauritius Ltd.                                            Mauritius
McQuay Europa S.r.l.                                            Italy
AAF S.r.l.                                                      Italy
AAF-Lufftechnik GmbH                                           Germany
Beth Lufftechnik GmbH                                          Germany
AAF Asia Pte Ltd.                                             Singapore
AAF Pty. Limited                                              Australia
AAF-McQuay France                                               France
AAF-SA                                                          France
McQuay France                                                   France
Air Conditionne et Technologie - ACT Immofroid                  France
AAF-McQuay Netherlands B.V.                                  Netherlands
AAF, S.A.                                                       Spain
AAF-SA                                                         Belgium
AAF, S. de R.L. de C.V.                                         Mexico
AAF Environmental Control E.P.E.                                Greece
AAF-International B.V.                                       Netherlands
AAF Hava Filtreleri ve Ticaret A.S.                             Turkey
AAF Saudi Arabia Ltd.                                        Saudi Arabia
Purificacion de Aire Venezolana, C.A.                         Venezuela
Aerofil Filtracion de Aire C.V.                               Venezuela
McQuay - Ar Condicionado Brasil Ltda.                           Brazil
AAF Korea Company Ltd.                                          Korea
Kirloskar AAF Limited                                           India
McQuay Caribe, Inc.                                          Puerto Rico
McQuay Espana S.A.                                              Spain
Kirloskar McQuay Pvt. Ltd.                                      India
Equipos McQuay S.A. de C.V.                                     Mexico
Janitrol de Mexico de C.V.                                      Mexico
McQuay Latin America L.C.                                    Florida, USA
McQuay de Venezuela C.A.                                      Venezuela
McQuay Hellas Air-Conditioning and Refrigeration SA             Greece
AAF-McQuay L.L.C.                                           U.A.E. (Dubai)
McQuay Beirut (Offshore), Inc. S.A.L.                          Lebanon
McQuay of Georgia, LLP                                       Georgia, USA
American Air Filter Sdn Bhd                                    Malaysia
McQuay Szanyo Klimatechnika Kft.                               Hungary